Exhibit 99(d)
FLORIDA POWER & LIGHT COMPANY Certification Of Periodic Report
I, Moray P. Dewhurst, Senior Vice President, Finance and Chief Financial Officer of Florida Power & Light Company ("FPL"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) the Quarterly Report on Form 10-Q of FPL for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of FPL.

Dated: August 9, 2002

MORAY P. DEWHURST

Moray P. Dewhurst Senior Vice President, Finance and Chief Financial Officer